Intra-Group Loan and Share Pledge Agreement	12 Months Ended
Dec. 31, 2019
INTRA-GROUP LOAN AND SHARE PLEDGE AGREEMENT [Abstract]
Intra-Group Loan and Share Pledge Agreement

10. INTRA-GROUP LOAN AND SHARE PLEDGE AGREEMENT

On October 24, 2016, Sohu Media, a subsidiary of the Company, entered into a loan agreement (the “Loan Agreement”) with AmazGame, a subsidiary of Changyou, pursuant to which Sohu Media may borrow from time to time from AmazGame up to RMB1.0 billion (or approximately $148.6 million). Principal amounts outstanding under the Loan Agreement bear interest at an annual rate of 6%. The outstanding principal of each advance will be due one year from the date of the advance, subject to extension for an additional year with the consent of AmazGame.

On October 24, 2016, the Company’s indirect wholly-owned subsidiary Sohu.com (Game) Limited (“Sohu Game”) and Changyou entered into a share pledge agreement (the “Share Pledge Agreement”) pursuant to which Sohu Game pledged to Changyou Class B ordinary shares of Changyou held by Sohu Game. As of December 31, 2019, the number of Class B ordinary shares pledged by Sohu Game to Changyou was 43,823,946. On January 13, 2020, in connection with the organization of Changyou Merger Co. Limited (“Changyou Merger Co.”) as a wholly-owned subsidiary of Sohu Game for purposes of the Changyou Merger, Sohu Game transferred to Changyou Merger Co. all of the issued and outstanding Changyou Class B ordinary shares held by Sohu Game, including the Changyou Class B ordinary shares subject to the Sohu Share Pledge Agreement. Simultaneously with that contribution, the Sohu Share Pledge Agreement was revised to substitute Changyou Merger Co. as the pledgor in place of Sohu Game. Prior to April 17, the effectiveness of the Changyou Merger, Changyou executed and delivered to Changyou Merger Co. a Deed of Release providing for the release and discharge of Changyou Merger Co. from all obligations under the Share Pledge Agreement.

In December 2016, March 2017 and April 2017, Sohu Media received RMB500.0 million (or approximately $72.1 million), RMB200.0 million (or $30.6 million) and RMB300.0 million (or $45.9 million), respectively, from AmazGame. As of December 31, 2017, the total outstanding balance of the loan was RMB1.0 billion (or $153.0 million). In January 2018, Sohu Media entered into a supplementary agreement with AmazGame and Video Tianjin, a subsidiary of the Company, pursuant to which Sohu Media assigned and transferred the entire principal amount outstanding and all the related rights and obligations under the Loan Agreement to Video Tianjin. In both December 2018 and December 2019, Video Tianjin and AmazGame entered into agreements extending the due date of each advance for an additional year. As of December 31, 2018 and December 31, 2019, the total outstanding balance of the loan was RMB1.0 billion (or $145.7 million) and RMB1.0 billion (or $143.3 million), respectively. The intra-Group loan has been eliminated upon consolidation.